CONTACT:
U.S. Physical Therapy, Inc.
Larry McAfee, Chief Financial Officer
Chris Reading, Chief Executive Officer
(713) 297-7000
Three Part Advisors
Joe Noyons
(817) 778-8424
U.S. Physical Therapy Reports Record
First Quarter Results

 Company Declares $.17 Per Share Quarterly Dividend

Houston, TX, May 5, 2016 – U.S. Physical Therapy, Inc. ("USPH") (NYSE: USPH), a national operator of outpatient physical therapy clinics, today reported results for the first quarter ended March 31, 2016.

USPH's net income attributable to common shareholders, net of tax ("operating results") increased 27.9% to $5.3 million for the first quarter of 2016 as compared to $4.2 million for the first quarter of 2015.  Diluted earnings per share from operating results rose to $0.43 from $0.34.

First Quarter 2016 Compared to First Quarter 2015

•
Net revenues increased by $9.7 million or 12.5% from $77.2 million in the first quarter of 2015 to $86.9 million in the first quarter of 2016, due to an increase in total patient visits of 13.4% from 712,900 to 808,300 and offset by a decrease in the average net revenue per visit to $105.22 from $106.34. Net revenues from new clinics opened or acquired in the past 12 months was $5.8 million.

U.S. Physical Therapy Press Release	Page 2
May 5, 2016
•
Total clinic operating costs were $66.4 million, or 76.4% of net revenues, in the first quarter of 2016, as compared to $60.4 million, or 78.2% of net revenues, in the 2015 period. Most of the dollar expense increase was attributable to $4.9 million in operating costs of new clinics opened or acquired in the past 12 months.  Total clinic salaries and related costs, including those from new clinics, were 55.0% of net revenues in the recent quarter versus 55.7% in the 2015 period. Rent, clinic supplies, contract labor and other costs as a percentage of net revenues were 20.1% for the recent quarter versus 21.1% in the 2015 period.  The provision for doubtful accounts as a percentage of net revenues was 1.3% for the 2016 and 2015 periods.

•	The gross margin for the first quarter of 2016 was $20.5 million, or 23.6%, as compared to $16.8 million, or 21.8%, for the 2015 quarter.
•
Corporate office costs were $9.0 million in the first quarter of 2016 compared to $7.7 million in the 2015 first quarter. Corporate office costs were 10.4% of net revenues for the 2016 quarter compared to 9.9% of net revenues for the 2015 period.

•	Operating income for the recent quarter increased 25.1% to $11.5 million compared to $9.2 million in the 2015 first quarter.
•	Interest expense was $0.3 million in the first quarter of 2016 and 2015.
•
The provision for income taxes for the 2016 period was $3.5 million and for the 2015 quarter was $2.8 million.  The provision for income taxes as a percentage of income before taxes less net income attributable to non-controlling interest was 39.8% in the 2016 first quarter and 40.0% in the 2015 first quarter.

•	Net income attributable to non-controlling interests was $2.4 million in the recent quarter as compared to $2.0 million in the year earlier period.
•
Operating results attributable to common shareholders for the three months ended March 31, 2016 were $5.3 million and $4.2 million in the 2015 period. Diluted earnings per share from operating results were $0.43 for the 2016 period and $0.34 for the 2015 period.

•	Same store visits increased 6.7% for de novo and acquired clinics open for one year or more and same store revenue increased 4.9% as the average net rate per visit decreased by $1.84 or 1.7%.
Other Financial Measures
In the first quarter of 2016 the Company's Adjusted EBITDA grew by 24.6% to $12.5 million from $10 million in the 2015 first quarter.  Operating results prior to equity-based compensation (a non-cash expense), increased by 27.4% to $6.1 million versus $4.8 million, and on a per share basis grew to $0.49 from $0.39. (See schedule on page 8.)
Chris Reading, Chief Executive Officer, said, "I am very proud of our entire team who have worked hard to produce great results for our patients, physicians, industry customers and shareholders.  The end result of these efforts produced record same store visit growth this quarter of 6.7%.  Our partners continue to push to deliver meaningful growth, underpinned with great care, while maintaining a close eye on appropriate cost control."

U.S. Physical Therapy Press Release	Page 3
May 5, 2016

Larry McAfee, Chief Financial Officer, noted, "Average visits per clinic per day in the first quarter this year were 24.7, an increase of 7.9% as compared to 22.9 in the first quarter last year."

U.S. Physical Therapy Declares Quarterly Dividend

The second quarterly dividend of 2016 for $.17 per share will be paid on June 3 to shareholders of record as of May 17, 2016.

First Quarter 2016 Conference Call

U.S. Physical Therapy's Management will host a conference call at 10:30 a.m. Eastern Time, 9:30 a.m. Central Time, on Thursday, May 5, 2016 to discuss the Company's Quarter Ended March 31, 2016 results. Interested parties may participate in the call by dialing 1-888-335-5539 or 973-582-2857 and entering reservation number 86462697 approximately 10 minutes before the call is scheduled to begin. To listen to the live call via web-cast, go to the Company's website at www.usph.com at least 15 minutes early to register, download and install any necessary audio software. The conference call will be archived and can be accessed until July 5, 2016.

Forward-Looking Statements
This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934, as amended. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company.  These statements (often using  words such as "believes", "expects", "intends",  "plans", "appear",  "should" and  similar words) involve risks and uncertainties that could cause actual results to differ materially from those we expect. Included among such statements may be those relating to new clinics, availability of personnel and the reimbursement environment.  The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:
•	changes as the result of government enacted national healthcare reform;
•	changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
•	revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;
•	business and regulatory conditions including federal and state regulations;
•	governmental and other third party payor investigations and audits;

U.S. Physical Therapy Press Release	Page 4
May 5, 2016

•	compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply;
•	possible legal actions; which could subject us to increased operating costs and uninsured liabilities;
•	changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
•	revenue and earnings expectations;
•	general economic conditions;
•	availability and cost of qualified physical and occupational therapists;
•	personnel productivity and retaining personnel;
•
competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain operations and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;

•	acquisitions, purchase of non-controlling interests (minority interests) and the successful integration of the operations of the acquired businesses;
•	maintaining adequate internal controls;
•	maintaining necessary insurance coverage;
•	availability, terms, and use of capital; and
•	weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see our periodic reports filed with the Securities and Exchange Commission for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer applicable.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 512 outpatient physical and occupational therapy clinics in 42 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages 22 physical therapy facilities for third parties, including hospitals and physician groups.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

U.S. Physical Therapy Press Release	Page 5
May 5, 2016

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(unaudited)

	Three Months Ended
	March 31, 2016	March 31, 2015
Net patient revenues	$85,049	$75,807
Other revenues	1,859	1,434
Net revenues	86,908	77,241
Clinic operating costs:
Salaries and related costs	47,804	43,052
Rent, clinic supplies, contract labor and other	17,507	16,325
Provision for doubtful accounts	1,089	990
Closure costs	13	32
Total clinic operating costs	66,413	60,399
Gross margin	20,495	16,842
Corporate office costs	9,004	7,657
Operating income	11,491	9,185
Interest and other income, net	20	8
Interest expense	(308)	(265)
Income before taxes including non-controlling interests	11,203	8,928
Provision for income taxes	3,523	2,777
Net income including non-controlling interests	7,680	6,151
Less: net income attributable to non-controlling interests	(2,352)	(1,985)
Net income attributable to common shareholders	$5,328	$4,166

Basic earnings per share attributable to common shareholders:	$0.43	$0.34

Diluted earnings per share attributable to common shareholders:	$0.43	$0.34

Shares used in computation:
Basic	12,448	12,313
Diluted	12,448	12,313

Dividends declared per common share	$0.17	$0.15

U.S. Physical Therapy Press Release	Page 6
May 5, 2016

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)

	March 31, 2016	December 31, 2015
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$19,206	$15,778
Patient accounts receivable, less allowance for doubtful accounts of $1,568 and $1,444, respectively	38,217	36,231
Accounts receivable - other, less allowance for doubtful accounts of $-0- and $198, respectively	2,345	2,388
Other current assets	8,298	5,785
Total current assets	68,066	60,182
Fixed assets:
Furniture and equipment	45,654	44,749
Leasehold improvements	25,547	25,160
	71,201	69,909
Less accumulated depreciation and amortization	54,512	53,255
	16,689	16,654
Goodwill	191,051	171,547
Other identifiable intangible assets, net	34,428	30,296
Other assets	1,200	1,234
	$311,434	$279,913

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable - trade	$2,244	$1,636
Accrued expenses	20,684	16,596
Current portion of notes payable	1,253	775
Total current liabilities	24,181	19,007
Notes payable	4,621	4,335
Revolving line of credit	52,500	44,000
Deferred rent	1,391	1,395
Deferred taxes	10,789	8,355
Other long-term liabilities	914	868
Total liabilities	94,396	77,960
Commitments and contingencies
Redeemable non-controlling interests	7,591	8,843
Shareholders' equity:
U.S. Physical Therapy, Inc. shareholders' equity:
Preferred stock, $.01 par value, 500,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $.01 par value, 20,000,000 shares authorized, 14,717,463 and 14,635,874 shares issued, respectively	147	146
Additional paid-in capital	46,563	45,251
Retained earnings	152,219	149,016
Treasury stock at cost, 2,214,737 shares	(31,628)	(31,628)
Total U.S. Physical Therapy, Inc. shareholders' equity	167,301	162,785
Non-controlling interests	42,146	30,325
Total equity	209,447	193,110
	$311,434	$279,913

U.S. Physical Therapy Press Release	Page 7
May 5, 2016

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(unaudited)

	Three Months Ended
	March 31, 2016	March 31, 2015
OPERATING ACTIVITIES
Net income including non-controlling interests	$7,680	$6,151
Adjustments to reconcile net income including non-controlling interests to net cash provided by operating activities:
Depreciation and amortization	2,091	1,807
Provision for doubtful accounts	1,089	990
Equity-based awards compensation expense	1,221	990
Loss on sale of business and sale or abandonment of assets, net	(19)	17
Excess tax benefit from equity-based awards	(323)	(271)
Deferred income tax	2,709	565
Other	-	35
Changes in operating assets and liabilities:
Increase in patient accounts receivable	(2,185)	(2,185)
Decrease in accounts receivable - other	43	125
(Increase) decrease in other assets	(2,282)	106
Increase (decrease) in accounts payable and accrued expenses	4,322	(5,976)
Increase in other liabilities	365	665
Net cash provided by operating activities	14,711	3,019
INVESTING ACTIVITIES
Purchase of fixed assets	(1,738)	(1,419)
Purchase of businesses, net of cash acquired	(12,899)	(6,445)
Acquisitions of non-controlling interests (including redeemable non-controlling interests)	(1,524)	(359)
Proceeds on sale of fixed assets, net	42	8
Net cash used in investing activities	(16,119)	(8,215)
FINANCING ACTIVITIES
Distributions to non-controlling interests (including redeemable non-controlling interests)	(1,613)	(1,589)
Cash dividends to shareholders	(2,125)	-
Proceeds from revolving line of credit	49,000	34,000
Payments on revolving line of credit	(40,500)	(27,000)
Principal payment on notes payable	(250)	(200)
Tax benefit from stock based awards	323	271
Other	1	-
Net cash provided by financing activities	4,836	5,482
Net increase in cash	3,428	286
Cash - beginning of period	15,778	14,271
Cash - end of period	$19,206	$14,557
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for:
Income taxes	$2,265	$1,275
Interest	$248	$235
Non-cash investing and financing transactions during the period:
Purchase of business - seller financing portion	$500	$500
Purchase of non-controlling interest - seller financing portion	$514	$-

U.S. Physical Therapy Press Release	Page 8
May 5, 2016
U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND ADJUSTED NET INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)

The following tables reconcile net income attributable to common shareholders calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”), to Adjusted EBITDA and Adjusted Net Income. Management believes providing Adjusted EBITDA and Adjusted Net Income to investors is useful information for comparing the Company’s period-to-period results. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and equity compensation expense. Adjusted Net Income is defined as net income attributable to common shareholders less equity-based compensation, net of tax. Adjusted EBITDA and Adjusted Net Income are not measures of financial performance under GAAP. Adjusted EBITDA and Adjusted Net Income should not be considered in isolation or as an alternative to, or substitute for, net income attributable to common shareholders presented in the consolidated financial statements.

	Three Months Ended March 31,
	2016	2015

Net income attributable to common shareholders	$5,328	$4,166

Adjustments:
Depreciation and amortization	2,092	1,807
Interest expense, net of interest income	288	257
Provision for income taxes	3,523	2,777
Equity-based awards compensation expense	1,221	990

Adjusted EBITDA	$12,452	$9,997

	Three Months Ended March 31,
	2016	2015

Net income attributable to common shareholders	$5,328	$4,166
Equity-based awards compensation expense, net of tax	735	594

Adjusted net income	$6,063	$4,760

Basic and diluted earnings per share attributable to common shareholders:	$0.49	$0.39

Shares used in computation:
Basic and diluted	12,448	12,313

U.S. Physical Therapy Press Release	Page 9
May 5, 2016

U.S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
RECAP OF CLINIC COUNT

Number
of
Date	Clinics

March 31, 2015	494
June 30, 2015	501
September 30, 2015	506
December 31, 2015	508

March 31, 2016	512